Exhibit 99.1

NUBURU, Inc. Announces First Quarter 2023 Results

First quarter revenue of approximately $0.5 million, representing a 422% year-over-year increase

Launched new Nuburu BLTM Series laser

Centennial, Colo. — May 11, 2023 — NUBURU, Inc. (“NUBURU” or the "Company") (NYSE American: BURU), a leading innovator in high-power and high-brightness industrial blue laser technology, today announced its financial results for the first quarter ended March 31, 2023.

“We had a very impactful first quarter of 2023. We have seen continued forward progress in our key markets of welding, 3D printing and defense. In particular, our work with the U.S. Air Force and our ongoing partnerships underscore the building momentum in our commercial pipeline,” said Dr. Mark Zediker, CEO and Co-Founder of Nuburu. “Our performance in the first quarter highlights the continued customer adoption of our blue laser technology in critical applications and materials.”

Recent Business Highlights

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Launched and began taking orders for the new NUBURU BLTM Series laser.
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Selected by the U.S. Department of Defense for participation on a firm-fixed-price, indefinite-delivery/indefinite-quantity, multiple party award contract with a maximum ceiling of $75 million.
•
Continued to deliver units to Essentium as part of a multi-year partnership focused on metal 3D printing for the aerospace, automotive, and defense markets.
•
Delivered the world's first blue 3D printer light engine to a technical partner under a contract with the U.S. Air Force.

First Quarter 2023 Financial Results

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Total revenue for the three months ended March 31, 2023 was approximately $0.5 million compared to $0.1 million for the same period last year, or a 422% year-over-year increase.
•
Total gross profit (loss) for the three months ended March 31, 2023 was approximately $(0.7) million, compared to $(0.5) million for the same period last year.
•
Gross margin for the three months ended March 31, 2023 was (158)%, compared to (517)% for the same period last year.
•
Total operating expenses for the three months ended March 31, 2023 were $4.6 million, compared to $1.8 million for the same period last year.
•
Net loss for the three months ended March 31, 2023 was $4.8 million, or $0.19 per share, compared to $2.3 million, or $0.44 per share, for the same period last year.
•
EBITDA was approximately $(4.6) million, compared to $(2.2) million for the same period last year.
•
Cash usage in the three months ended March 31, 2023 was approximately $1.4 million compared to approximately $1.6 million for the same period last year.
•
Capital expenditures were approximately $0.3 million, compared to $0.1 million for the same period last year.

•
Free cash flow was approximately $(4.4) million, compared to $(2.0) million for the same period last year.
•
Cash and cash equivalents were $1.5 million as of March 31, 2023. Subsequent to the quarter ending, additional cash has been received by the company.

Financial Guidance

The Company reiterated its 2023 guidance of total revenue in excess of $3 million, EBITDA in the range of negative $21.0 million and negative $23.0 million, and Free Cash Flow to be in the range of negative $24 million and negative $26 million. The company believes that it has access to sufficient sources of capital to fund this business plan.

Conference Call and Webcast

NUBURU will hold a conference call to discuss financial results on Thursday, May 11, 2023 at 2:30 p.m. MT / 4:30 p.m. ET. The dial-in number is (888) 886-7786 for domestic callers, conference ID 93574472. A live webcast of the conference call will be available on the investor relations page of NUBURU's corporate website at http://ir.nuburu.net/events-and-presentations/default.aspx

After the live webcast, a replay will remain available online on the investor relations page of NUBURU's website, under "Events & Presentations" for 90 days following the call.

About NUBURU®

Founded in 2015, NUBURU, INC. (NYSE American: BURU) is a developer and manufacturer of industrial blue lasers that leverage fundamental physics and their high-brightness, high-power design to produce faster, higher quality welds and parts than current lasers can provide in laser welding and additive manufacturing of copper, gold, aluminum and other industrially important metals. NUBURU’s industrial blue lasers produce minimal to defect-free welds that are up to eight times faster than the traditional approaches — all with the flexibility inherent to laser processing. For more information, please visit www.nuburu.net.

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. We believe that non-GAAP financial information, when taken collectively and in context, may be helpful to investors in assessing our operating performance and trends and in comparing our financial measures with those of comparable companies that may present similar non-GAAP financial measures. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Nuburu believes EBITDA and Free Cash Flow are useful in evaluating our operational performance. We use these non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We also use these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends, and evaluate financial impacts of various scenarios. Additionally, we believe that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. To gain a complete picture of all effects on our financial results from any and all events, management does (and investors should) rely upon the GAAP measures as well, as the items excluded from non-GAAP measures may contribute to not accurately reflecting the underlying performance of the company’s continuing operations for the period in which they are incurred. Furthermore, the use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections and relationships with customers and third parties. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by NUBURU and its management, are inherently uncertain and many factors may cause the company’s actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the security exchange’s listing standards; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital, whether from Lincoln Park Capital or other sources, to operate as anticipated; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) changes in applicable laws or regulations; (6) the possibility that NUBURU may be adversely affected by other economic, business and/or competitive factors; (7) the possibility that NUBURU may receive less revenue than anticipated or no revenue from multi-year, multi-company government contracts; (8) volatility in the financial system and markets caused by geopolitical and economic factors; (9) the possibility that customers may order fewer products than anticipated; and (10) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in NUBURU’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

NUBURU, INC.

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

	Three Months Ended March 31,
	2023	2022
Sales, net	$469,989	$90,000
Cost of sales	1,212,437	555,052
Gross margin	(742,448)	(465,052)
Operating expenses:
Research and development	1,332,305	631,501
Selling and marketing	176,256	348,780
General and administrative	3,050,259	843,043
Total operating expenses	4,558,820	1,823,324
Loss from operations	(5,301,268)	(2,288,376)
Interest income	32,427	582
Other income (expense), net	501,324	—
Loss before provision for income taxes	$(4,767,517)	$(2,287,794)
Provision for income taxes	—	—
Net loss and comprehensive loss	$(4,767,517)	$(2,287,794)
Net loss per share, basic and diluted	$(0.19)	$(0.44)
Weighted-average common shares used to compute net loss per share attributable to common stockholders, basic and diluted	25,515,164	5,209,325

NUBURU, INC.

Condensed Consolidated Balance Sheets

(Unaudited)

	March 31, 2023	December 31, 2022
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$1,523,046	$2,880,254
Accounts receivable, net	522,764	327,200
Inventories, net of allowance of $411,148 and $292,990, respectively	1,248,794	972,695
Deferred financing costs	—	4,258,515
Prepaid expenses and other current assets	978,136	46,737
Total current assets	4,272,740	8,485,401
Property and equipment, net	4,012,568	3,771,849
Construction in progress	130,412	188,912
Right-of-use assets	565,662	641,651
Other assets	34,359	34,359
TOTAL ASSETS	$9,015,741	$13,122,172

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$4,256,822	$4,456,587
Accrued expenses	2,281,559	2,312,118
Operating lease liability	350,606	343,049
Contract liabilities	173,750	178,750
Convertible notes payable	—	7,300,000
Total current liabilities	7,062,737	14,590,504
Operating lease liability, net of current portion	282,345	373,907
Warrant liabilities	835,539	—
TOTAL LIABILITIES	8,180,621	14,964,411
Commitments and Contingencies (Note 6)
Stockholders’ Equity (Deficit)
Convertible preferred stock, $0.0001 par value; 50,000,000 shares authorized; 3,038,905 and 23,237,703 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	304	4,040
Common stock, $0.0001 par value; 250,000,000 shares authorized; 33,585,544 and 5,556,857 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	3,359	1,077
Additional paid-in capital	66,791,282	59,344,952
Accumulated deficit	(65,959,825)	(61,192,308)
Total Stockholders’ Equity (Deficit)	835,120	(1,842,239)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$9,015,741	$13,122,172

Key Operating and Financial Metrics (Non-GAAP Results)

The following tables present our key performance indicators for the periods presented.

	Three Months Ended March 31,
	2023	2022	$ Change
Sales, net	$469,989	$90,000	$379,989
Total gross margin	(742,448)	(465,052)	(277,396)
EBITDA(1)	(4,673,829)	(2,153,223)	(2,520,606)
Capital expenditures	(344,801)	(102,381)	(242,420)
Free cash flow(1)	(4,395,374)	(2,005,598)	(2,389,776)

(1) EBITDA and Free cash flow are non-GAAP financial measures. See “Non-GAAP Information” below for our definitions of, and additional information about, EBITDA and Free cash flow and for a reconciliation to the most directly comparable U.S. GAAP financial measures.

Non-GAAP Information

In addition to our results determined in accordance with GAAP, we believe the following non-GAAP measures are useful in evaluating our operational performance. We use the following non-GAAP financial information to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively and in context, may be helpful to investors in assessing our operating performance and trends and in comparing our financial measures with those of comparable companies that may present similar non-GAAP financial measures.

EBITDA and Free Cash Flow

We define “EBITDA” as income (loss), plus (minus) depreciation and amortization expenses, plus (minus) interest, plus (minus) taxes and “Free cash flow” as net cash from (used in) operating activities less capital expenditures. EBITDA and Free cash flow are intended as supplemental measures of our performance that are neither required by, nor presented in accordance with, GAAP and these measures should not be considered a substitute for net income (loss), and net cash used in operating activities reported in accordance with GAAP. Our computation of EBITDA and Free cash flow may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate EBITDA or Free cash flow in the same fashion.

Limitations of Non-GAAP Measures

There are a number of limitations related to EBITDA, including the following:

•
EBITDA excludes certain recurring, non-cash charges, such as depreciation of property and equipment and/or amortization of intangible assets. While these are non-cash charges, we may need to replace the assets being depreciated and amortized in the future and EBITDA does not reflect cash requirements for these replacements or new capital expenditure requirements.
•
EBITDA does not reflect interest expense, net, which may constitute a significant recurring expense in the future.
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Free cash flow does not reflect the impact of equity or debt raises or repayment of debt or dividends paid.

Because of these and other limitations, EBITDA and Free cash flow should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using EBITDA and Free cash flow on a supplemental basis. You should review the reconciliation of our net loss to EBITDA and net loss to Free cash flow below and not rely on any single financial measure to evaluate our business.

Our presentation of EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items and our presentation of Free cash flow does not necessarily indicate whether cash flows will be sufficient to fund our cash needs.

Reconciliation

The following table reconciles our net loss (the most directly comparable GAAP measure to EBITDA) to EBITDA for the period presented:

	Three Months Ended March 31,
	2023	2022
Net loss	$(4,767,517)	$(2,287,794)
Interest (income) expense, net	(32,427)	(582)
Income tax expense	—	—
Depreciation and amortization	126,115	135,153
EBITDA	$(4,673,829)	$(2,153,223)

The following table reconciles our net cash used in operating activities (the most directly comparable GAAP measure to Free Cash Flow) to Free cash flow for the periods presented:

	Three Months Ended March 31,
	2023	2022
Net cash used in operating activities	$(4,050,573)	$(1,903,217)
Capital expenditures	(344,801)	(102,381)
Free cash flow	$(4,395,374)	$(2,005,598)

NUBURU - Media Contact
Brian Knaley
ir@nuburu.net

NUBURU - Investor Relations Contact
Maria Hocut
Maria@blueshirtgroup.com

Source: NUBURU, Inc.